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                                 EXHIBIT e.(vii)

         Form of Amendment Number 5 to Principal Underwriting Agreement


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                              AMENDMENT NUMBER 5 TO
                        PRINCIPAL UNDERWRITING AGREEMENT

     Pursuant to the Principal Underwriting Agreement between Hartford Securities Distribution Company, Inc. and The Hartford Mutual Funds, Inc. (formerly known as ITT Hartford Mutual Funds, Inc.) dated July 22, 1996, as amended and as assigned to Hartford Investment Financial Services Company on November 1, 1998 (the "Agreement"), The Hartford Large Cap Focus Fund, The Hartford Global Financial Services Fund, The Hartford Global Telecommunications Fund and The Hartford U.S. Aggressive Growth Fund are hereby included as four new Funds. All provisions in the Agreement shall apply to The Hartford Large Cap Focus Fund, The Hartford Global Financial Services Fund, The Hartford Global Telecommunications Fund and The Hartford U.S. Aggressive Growth Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the ____ day of ______, 2000.


                                    HARTFORD INVESTMENT FINANCIAL
                                    SERVICES COMPANY


                                    By:
                                       ----------------------------------
                                       Peter W. Cummins
                                       Senior Vice President, Sales &
                                       Distribution

                                    THE HARTFORD MUTUAL FUNDS, INC.
                                    on behalf of:
                                    The Hartford Large Cap Focus Fund
                                    The Hartford Global Financial Services Fund
                                    The Hartford Global Telecommunications Fund
                                    The Hartford U.S. Aggressive Growth Fund

                                    By:
                                       ----------------------------------
                                       David M. Znamierowski
                                       President